UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 28, 2023

CUSHMAN & WAKEFIELD PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-38611	98-1193584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

125 Old Broad Street

London, United Kingdom EC2N 1AR

(Address of principal executive offices) (Zip Code)

+44 20 3296 3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.10 nominal value	CWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Cushman & Wakefield U.S. Borrower, LLC (the “Borrower”) and DTZ UK Guarantor Limited (“U.K. Guarantor”), each a subsidiary of Cushman & Wakefield plc, entered into an amendment effective June 28, 2023 (the “Amendment”) to the existing Credit Agreement between the Borrower, U.K. Guarantor and JPMorgan Chase Bank, N.A., as administrative agent (as so amended, the “Credit Agreement”).

The Amendment replaces the LIBOR-based reference interest rate option for the Replacement Term Loans (as defined in the Credit Agreement) with a reference interest rate option based on the Term Secured Overnight Financing Rate plus an applicable credit spread adjustment (subject to a minimum floor of 0.00%).

The Amendment does not make any other material changes to the terms and conditions of the Credit Agreement, including the representations and warranties, events of default, or affirmative and negative covenants.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference to this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

10.1	Amendment No. 5 to the Credit Agreement, dated as of June 28, 2023, among Cushman & Wakefield U.S. Borrower, LLC, DTZ UK Guarantor Limited and JPMorgan Chase Bank, N.A. as administrative agent.

104	Cover Page Interactive Data file (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2023

CUSHMAN & WAKEFIELD PLC

By:	/s/ Neil Johnston
Name:	Neil Johnston
Title:	Chief Financial Officer